UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): July 20, 2005

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

        Maryland                   Commission File Number:         95-2635431
        --------                          1-8383                   ----------
(State or other jurisdiction of                                 (I.R.S. Employer
       incorporation)                                            Identification)


                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On July 20, 2005, the Company issued a press release announcing its earnings results for the quarter ended June 30, 2005. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.



--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.




                                           MISSION WEST PROPERTIES, INC.

Date: July 21, 2005                        By: /s/ Wayne N. Pham
                                              ----------------------------------
                                              Wayne N. Pham
                                              Vice President of Finance and
                                              Controller

Exhibit 99.1


                                                                   PRESS RELEASE

For Immediate News Release
July 20, 2005


     MISSION WEST PROPERTIES ANNOUNCES SECOND QUARTER 2005 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"


Cupertino, CA - Mission West Properties, Inc. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended June 30, 2005 was $21,141,000 or $0.20 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $28,741,000 or $0.27 per diluted common share for the same period in 2004. On a sequential quarter basis, FFO per diluted common share increased $0.01 compared to the previous quarter ended March 31, 2005. Settlements of former tenant breach of lease and termination fees accounted for approximately $0.01 and $0.04 per diluted share in the second quarter 2005 and 2004, respectively. For the six months ended June 30, 2005, FFO decreased to $41,449,000 or $0.40 per diluted share from FFO of $55,818,000 or $0.53 per diluted share for the same period in 2004.

Net income to common stockholders per diluted share was $0.15 for the quarter ended June 30, 2005 compared to $0.21 for the same period in 2004, a per share decrease of approximately 28.6%. For the six months ended June 30, 2005, net income to common stockholders per diluted share was $0.28, down from $0.40 one year ago, a per share decrease of approximately 30.0%.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 108 properties totaling approximately 8.0 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months       Six Months        Six Months
                                                      Ended               Ended             Ended             Ended
                                                  June 30, 2005       June 30, 2004     June 30, 2005     June 30, 2004
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenue from real estate                     $25,104 (1)          $29,821 (1)       $51,351 (1)      $61,032 (1)
Tenant reimbursements                                 3,594                3,716             7,222            7,883
Other income, including lease terminations,
   settlements and interest                           2,289                4,612             2,592            5,005
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     30,987               38,149            61,165           73,920
                                                 -----------------    ---------------   ---------------   ---------------
EXPENSES:
Operating expenses                                    2,049                2,142             4,222            4,645
Real estate taxes                                     2,080                2,991             4,797            5,941
Interest                                              5,905                4,220            10,552            8,583
Interest (related parties)                              243                  252               549              504
General and administrative                              443                  885             1,118            1,233
Depreciation and amortization of real estate          5,369 (2)            5,611 (2)        10,942 (2)       11,052 (2)
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     16,089               16,101            32,180           31,958
                                                 -----------------    ---------------   ---------------   ---------------
Income before equity in earnings of unconsolidated
   joint venture and minority interests              14,898               22,048            28,985           41,962
Equity in earnings of unconsolidated joint venture      393                  627               387            1,218
Minority interests                                  (12,594)             (18,871)          (24,272)         (35,915)
                                                 -----------------    ---------------   ---------------   ---------------
   Income from continuing operations                  2,697                3,804             5,100            7,265
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority interests:
  Gain from disposal of discontinued operations           -                    -                14                -
  (Loss)/income from discontinued operations             (2)                  (9)              (12)              53
                                                 -----------------    ---------------   ---------------   ---------------
Income from discontinued operations                      (2)                  (9)                2               53

                                                 -----------------    ---------------   ---------------   ---------------
Net income to common stockholders                    $2,695               $3,795            $5,102           $7,318
                                                 =================    ===============   ===============   ===============
Net income to minority interests                    $12,587              $18,838           $24,282          $36,108
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
   Basic                                              $0.15                $0.21             $0.28            $0.40
   Diluted                                            $0.15                $0.21             $0.28            $0.40
Income per share from discontinued operations:
   Basic                                                  -                    -                 -            $0.01
   Diluted                                                -                    -                 -                -
Net income per share to common stockholders:
   Basic                                              $0.15                $0.21             $0.28            $0.41
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.15                $0.21             $0.28            $0.40
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (basic)    18,257,982           18,016,356        18,184,661        17,992,886
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (diluted)  18,283,058           18,079,139        18,229,245        18,075,734
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units outstanding            86,225,222           86,465,530        86,297,888        86,484,494
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                               $21,141              $28,741           $41,449          $55,818
                                                 =================    ===============   ===============   ===============
Funds from operations per share (3)                   $0.20                $0.27             $0.40            $0.53
                                                 =================    ===============   ===============   ===============
Outstanding common stock                           18,352,691           18,063,691        18,352,691        18,063,691
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                             86,169,195           86,418,195        86,169,195        86,418,195
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units and common stock
   outstanding (diluted)                          104,508,281          104,544,669       104,527,133       104,560,229
                                                 =================    ===============   ===============   ===============


                                                   Three Months        Three Months       Six Months        Six Months
FUNDS FROM OPERATIONS CALCULATION                     Ended               Ended             Ended             Ended
                                                  June 30, 2005       June 30, 2004     June 30, 2005     June 30, 2004
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                          $ 2,695             $ 3,795           $ 5,102           $ 7,318
Add:
  Minority interests (4)                             12,453              18,706            24,028            35,850
  Depreciation and amortization of real estate
     from continuing operations                       5,783               5,940            11,785            12,049
  Depreciation and amortization of real estate
     from discontinued operations                         -                  82                33               164
  Depreciation & amortization of real estate
     held in unconsolidated joint venture               210                 218               564               437
Less:
  Gain on sale of real estate                             -                   -              (63)                 -
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $21,141             $28,741           $41,449           $55,818
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt, and make capital expenditures. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months        Three Months       Six Months        Six Months
                                                       Ended              Ended              Ended            Ended
PROPERTY AND OTHER DATA:                           June 30, 2005      June 30, 2004      June 30, 2005    June 30, 2004
                                                  ---------------    ---------------   ----------------- ---------------
Total properties, end of period                          108                  109              108               109
Total square feet, end of period                   8,019,082            7,917,262        8,019,082         7,917,262
Average monthly rental revenue per square foot (5)     $1.59                $1.79            $1.60             $1.79
Average occupancy                                       66.2%               71.6%             67.0%             73.7%
Actual occupancy                                        65.7%               71.6%             65.7%             71.6%
Straight-line rent                                      $275                ($81)           $  890           ($  149)
Leasing commissions                                     $369                 $252           $3,953            $1,175
Capital expenditures                                    $352                 $255           $  637            $  370


BALANCE SHEET                                    June 30, 2005       December 31, 2004
                                              --------------------  --------------------
Assets:
Land                                              $  277,647            $  273,663
Buildings and improvements                           778,277               770,757
Real estate related intangible assets                 17,410                18,284
                                              --------------------  --------------------
   Total investments in properties                 1,073,334             1,062,704
Less accumulated depreciation and amortization      (120,623)             (110,062)
Assets held for sale, net of accumulated
   depreciation of $1,578 at December 31, 2004             -                 8,221
                                              --------------------  --------------------
   Net investments in properties                     952,711               960,863
Cash and cash equivalents                              1,565                 1,519
Restricted cash                                        1,551                 1,551
Note receivable, net of deferred gain on sale of
   real estate of $1,345                               2,715                     -
Deferred rent receivable                              19,401                18,511
Investment in unconsolidated joint venture             3,436                 3,559
Other assets                                          26,258                19,653
                                              --------------------  --------------------
   Total assets                                   $1,007,637            $1,005,656
                                              ====================  ====================

Liabilities:
Line of credit - related parties                    $    444              $  9,560
Revolving line of credit                              19,172                24,208
Mortgage notes payable                               314,506               292,822
Mortgage notes payable - related parties              10,239                10,420
Interest payable                                         327                   327
Security deposits                                      8,509                 8,544
Deferred rental income                                 9,290                11,038
Liabilities related to assets held for sale                -                    14
Dividend/distribution payable                         16,718                16,718
Accounts payable and accrued expenses                  7,215                 6,704
                                              --------------------  --------------------
   Total liabilities                                 386,420               380,355

Minority interests                                   506,208               512,089

Stockholders' equity:
Common stock, $.001 par value                             18                    18
Paid in capital                                      137,067               134,539
Accumulated deficit                                  (22,076)              (21,345)
                                              --------------------  --------------------
   Total stockholders' equity                        115,009               113,212
                                              --------------------  --------------------
   Total liabilities and stockholders' equity     $1,007,637            $1,005,656
                                              ====================  ====================


(1) Includes approximately $472 in amortization expense for the three months ended June 30, 2005 and 2004 and approximately $944 in amortization expense for the six months ended June 30, 2005 and 2004 for the amortization of the above-market lease intangible asset of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations."

(2) Includes approximately $361 and $714 in amortization expense for the three months ended June 30, 2005 and 2004, respectively, and approximately $801 and $1,291 in amortization expense for the six months ended June 30, 2005 and 2004, respectively, for the amortization of in-place lease value of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO. Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.